Execution Version 4837-5437-8822\9 FORBEARANCE AGREEMENT EXTENSION AND THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT This FORBEARANCE AGREEMENT EXTENSION AND THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made effective as of March 31, 2017, is by and among Roadrunner Transportation Systems, Inc., a Delaware corporation (“Borrower”), the Lenders party to the Credit Agreement described below (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Lenders and as administrative agent for the Lenders (in such capacity, the “Agent”). RECITALS A. Borrower, the Lenders, and the Agent entered into a Sixth Amended and Restated Credit Agreement dated as of September 24, 2015, (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) as amended by a Consent, Waiver and First Amendment to Sixth Amended and Restated Credit Agreement dated as of July 17, 2016, and by a Forbearance Agreement and Second Amendment to Sixth Amended and Restated Credit Agreement dated as of February 27, 2017 (the “Forbearance Agreement”). B. Events of Default have occurred under the Credit Agreement. C. Borrower has requested that the Lenders extend the initial forbearance period and continue to forbear from exercising their rights and remedies under the Credit Agreement and the other Loan Documents with respect to the “Existing Events of Default” (as defined below), and the Agent and the Lenders have agreed to extend such forbearance subject to the terms and conditions of this Amendment. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows: Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires. Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: 2.1. Definition. Article 1 of the Credit Agreement is amended by adding thereto the following definition: “Forbearance Extension Effective Date” shall mean March 31, 2017. 2.2. Borrowing Notice. Exhibit C-1 of the Credit Agreement is amended by replacing it in its entirety with Exhibit A attached hereto.

2 Section 3. Amendments to Forbearance Agreement. The Forbearance Agreement is hereby amended as follows: 3.1. Existing Defaults. Section 3.1 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: (a) Existing Defaults. Events of Default have occurred under of the Credit Agreement with respect to the Borrower’s failure to comply with the following provisions: (a) Section 5.4 of the Credit Agreement with respect to all financial statements as of a date on or after December 31, 2013, as a result of the announced restatement of Borrower’s 2014-2017 financial statements, which constitutes an Event of Default under Section 7.1 of the Credit Agreement; (b) Section 6.1(a) and (d) of the Credit Agreement as a result of the Borrower’s failure to furnish its annual audited financial statements for the year ended December 31, 2016 and related compliance certificate, (c) Section 6.11 of the Credit Agreement, as a result of the announced restatement of Borrower’s 2014- 2017 financial statements, and Section 6.16(b) of the Credit Agreement, as a result of Borrower’s possible failure to maintain all “principal cash management accounts” with one or more of the Lenders or as Excluded Collateral Accounts, which constitute or will constitute an Event of Default pursuant to Section 7.4 of the Credit Agreement; and (d) Sections 6.32.1 and 6.32.2 of the Credit Agreement with respect to periods ending on or after December 31, 2013, as a result (except for the period ending on December 31, 2016) of the announced restatement of Borrower’s 2014-2017 financial statements, and Section 6.17(q), as a result of Borrower providing guarantees of certain independent contractor vehicle operating leases (aggregating $13.1 million at December 31, 2016) and the fact that Section 6.17(o) permits Borrower guarantees of loans but not operating leases, which constitute Events of Default pursuant to Section 7.3 of the Credit Agreement (the “Existing Events of Default”). (b) Anticipated Defaults. In addition, it is anticipated that Events of Default will occur under Section 7.3 of the Credit Agreement with respect to the Borrower’s anticipated failure to comply with Section 6.32.1 and 6.32.2 of the Credit Agreement for the period ending March 31, 2017 (the “Anticipated Defaults”). 3.2. Acknowledgement of Indebtedness, Default, Lender’s Right to Payment. Section 3.2(a) of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: (a) As of the close of business on March 31, 2017, the principal balance due on the Obligations owing under the Credit Agreement is as follows: Revolving Credit Exposure $218,222,436.77 Term Loans $274,000,000.00 TOTAL $492,222,436.77

3 3.3. Forbearance. Section 4.1 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 4.1. Other than to the extent set forth herein, the Lenders agree that commencing on the Forbearance Extension Effective Date they will extend the Forbearance Agreement and forbear from exercising the remedies available to them under the Loan Documents to the extent such remedies arise exclusively from the occurrence of the Existing Events of Default or the Anticipated Defaults, until the earliest to occur of the events or dates set forth in Section 4.2 (the “Forbearance Period”), subject to the following limitations: (a) during the Forbearance Period (i) the Aggregate Revolving Credit Exposure shall not exceed the amount of the Aggregate Revolving Credit Exposure on February 21, 2017 plus $35,000,000; (ii) at the request of the Borrower and at the option of the Required Lenders, such amount may be increased up to an additional $5,000,000, subject to payment of another work fee and another forbearance fee determined at the discretion of the Required Lenders; (b) no Swing Line Loans will be made during the Forbearance Period; and (c) Revolving Loans will only be made to the extent (y) the Cash Flow Forecast delivered on March 30, 2017 (subject to the variance permitted pursuant to Section 6.3 of the Forbearance Agreement) indicates a need for such Revolving Loans to pay expenses then due or about to become due, and (z) an Authorized Officer certifies to the Lenders that such Revolving Loans are necessary to pay expenses then due or about to become due. 3.4. Forbearance Termination. Sections 4.2(c) and (f) of the Forbearance Agreement are amended by amending and restating them in their entirety to read as follows, respectively: (c) the U.S. Securities and Exchange Commission (the “SEC”) or the New York Stock Exchange takes any action (other than an inquiry) to de-list the shares of Borrower as a result of the late filing of its Annual Report on Form 10-K for the period ending December 31, 2016 (the “10-K”); (f) May 19, 2017 (the “Forbearance Termination Date”) 3.5. Additional Forbearance Termination Events. Section 4.2 of the Forbearance Agreement is hereby amended by adding at the end thereof a new subsection (g) to read in its entirety as follows: (g) Borrower makes any employee Bonus or Incentive payments prior to full payment of the Forbearance Fee, except for previously contracted

4 payments disclosed to the Agent prior to the Forbearance Extension Effective Date. 3.6. Additional Default. The definition of “Additional Default” as found in Section 4.2 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: “Additional Default” shall mean either (i) Borrower’s failure to comply with any term or condition of this Amendment, as it may be amended or extended, or (ii) the occurrence of a Default or an Event of Default other than the Existing Events of Default or the Anticipated Defaults, whether the same occurred before or after execution of this Amendment. 3.7. Pricing. Sections 6.1(c) and (d) of the Forbearance Agreement are amended by amending and restating them in their entirety to read as follows, respectively: (c) If, at the end of the last Business Day of any week during the Forbearance Period, beginning with the week of March 31, 2017, the Net Book Balance exceeds $7,500,000, the Borrower shall, on the second Business Day of the following week, prepay the Revolving Loans in an amount equal to the excess of such applicable amount; and (d) Upon the occurrence of a Liquidity Event the Borrower shall pay to the Agent for the account of the Lenders, a forbearance fee in the aggregate amount of $4,500,000 (which includes the forbearance fee payable pursuant to the original Forbearance Agreement), payable to each Lender based on its Pro Rata Share of the Aggregate Commitments (as determined on the Forbearance Extension Effective Date). Such forbearance fee (the “Forbearance Fee”) shall be fully earned on the Forbearance Extension Effective Date, shall constitute an Obligation and shall be secured by all of the Collateral. 3.8. Additional Pricing Provisions. The last paragraph of Section 6.1 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: For this purpose, a “Liquidity Event” shall mean any (i) asset sale by the Credit Parties that produces net proceeds in an amount greater than or equal to $5,000,000, (ii) any repayment of the outstanding Obligations in an amount exceeding $25,000,000, or (iii) all of the Obligations becoming due and payable as provided in the Credit Agreement, and “Net Book Balance” shall mean the aggregate amount of cash, Cash Equivalent Investments and similar liquid assets held or owned by the Credit Parties net of any outstanding checks or other transactions not otherwise reflected in the bank account balances of the Credit Parties. The forbearance fee described in subsection (d) of this Section 6.1 shall be fully earned on the Forbearance Extension Effective Date and shall be secured by all of the Collateral.

5 3.9. Reporting Requirements. Section 6.2 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 6.2. Reporting Requirements. Borrower shall deliver to the Agent: (a) On or before April 7, 2017 and May 5, 2017, consolidated and consolidating internal financial statements of the Borrower and its Subsidiaries as of February 28, 2017 and March 31, 2017, respectively, and for the month then ended, consisting of a balance sheet and statements of operations and cash flow, together with reconciled accounts receivable and accounts payable agings as of the end of such month, reconciled to the balance sheet, and a summary of material variances, all in form and content acceptable to the Agent. (b) On or before the close of business on (x) the fourth Business Day of every other week, beginning on April 13, 2017, an updated Cash Flow Forecast, and (y) the fourth business day of each week, beginning on April 6, 2017, a cash flow report showing the actual cash flow for the week just ended, together with a variance and reconciliation report for such week compared to the Cash Flow Forecast delivered on March 30, 2017 and the most recent update thereto, prepared by Consultant and in form and substance satisfactory to the Agent, each certified by an Authorized Officer of the Borrower. 3.10. Adherence to Cash Flow Forecast. Section 6.3 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 6.3. Adherence to Cash Flow Forecast. The Credit Parties will not permit their total disbursements or requested Revolving Loans and Letters of Credit, calculated on a cumulative basis as of the end of each week, to exceed the amount set forth in the Cash Flow Forecast delivered on March 30, 2017 by 10%; provided that if such variance does exceed 10%, such variance shall not constitute a Forbearance Termination Event unless the Required Lenders elect, in writing, to designate such variance as a Forbearance Termination Event. 3.11. Collateral. Section 6.4 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 6.4. Collateral. The Credit Parties shall execute and deliver all further instruments and documents, and take all further action that the Agent requests to perfect and protect the Security Interest or to enable the Agent to exercise and enforce its rights and remedies under the Security Agreement with respect to any Collateral, including, without limitation: (a) On or before May 12, 2017, the Borrower will obtain an appraisal (based on a sampling) of the Credit Parties’ machinery and equipment, specifically the tractors, trailers, trucks, forklifts and dock equipment, covering at least 75% of the net book value of such machinery

6 and equipment, in each case, in form and substance acceptable to the Agent, and shall deliver the same to the Lenders. (b) On or before May 12, 2017, the Credit Parties shall tender to the Agent, in form and substance reasonably satisfactory to the Agent, executed mortgages, deeds of trust and/or assignments of rents on the following properties of the Credit Parties, together with such customary title insurance policies, surveys, appraisals, environmental reports, flood certificates and other documents and instruments as the Agent shall require: A) 2424 W. Kingsley, Suite C, Springfield, MO 65807 B) 47 Water Street, Hallowell, ME 04347 C) 6011 Scott Hamilton, Little Rock, AR 72209 D) 7180 Merchant, El Paso, TX 79915; and E) 456 Longpoint Road, Mt. Pleasant, SC 29464. 3.12. Financial Consultant. Section 6.5 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 6.5. Financial Consultant. During the Forbearance Period, Borrower shall (a) continue to engage its financial consultant (the “Consultant”), substantially on the terms set forth in the letter agreement (the “Engagement Letter”) dated as of January 27, 2017, as amended and restated on February 25, 2017, between the Borrower and the Consultant, and as agreed upon in discussions with the Agent and its financial advisor, (b) cause the Consultant to share information and analyses with the Agent and Lenders and to otherwise cooperate with the inquiries and diligence efforts of the Agent and Lenders, (c) cause the Consultant and the professionals assisting with the implementation of Borrower’s strategic initiatives to participate in telephone conference calls with the Agent, the Lenders and their advisors, as requested by the Agent, but not less than weekly, for updates on the Borrower’s financial performance, liquidity and strategic initiatives, and (d) cause the Consultant to provide any other information reasonably requested by the Agent. 3.13. Additional Information. Section 6.7 of the Forbearance Agreement is amended by amending and restating it in its entirety to read as follows: 6.7. Additional Information. The Borrower will deliver to the Lenders the additional information requested by the Agent pursuant to its letter dated as of March 31, 2017, on or before the dates set forth in such letter. 3.14. External Auditor. Section 6 of the Forbearance Agreement is hereby amended by adding at the end thereof a new Section 6.8 to read in its entirety as follows:

7 6.8. External Auditor. Borrower shall provide Consultant and Huron Consulting Group, financial advisor to Agent, with reasonable access to its external auditor Deloitte for discussions on the restatement of prior year financial statements, the December 31, 2016 audited financial statement, and the filing of the 10-K for the 2016 fiscal year. Section 4. Effectiveness of Amendment. The amendments in this Amendment shall become effective on the Forbearance Extension Effective Date, upon compliance by Borrower with the following: 4.1. Borrower shall have delivered to Agent this Amendment, duly executed by Borrower and the Required Lenders (whether the same or different copies) and delivered (including by way of telecopy or other electronic transmission (including by e- mail in .pdf format), in each case with original signatures to follow promptly thereafter) to the Agent. 4.2. Borrower shall have delivered to Agent 14-week cash flow forecasts (the “Cash Flow Forecast”), through the week ending June 30, 2017, in reasonable detail, representing the Credit Parties good faith projections for the ensuing 14-week period, prepared and approved by the Borrower’s financial advisor, which shall be certified by an Authorized Officer as being the most accurate projections available, all in form and substance satisfactory to the Agent. 4.3. Borrower shall have paid all reasonable out-of-pocket expenses incurred by the Agent or any Lender for which invoices have been delivered to Borrower or its counsel on or before March 29, 2017, including, without limitation, filing and recording costs and fees, and reasonable fees and service charges of outside counsel to the Agent and the Lenders, and of the financial advisor to the Agent. 4.4. Each Guarantor and each Grantor (as defined in the Security Agreement) shall have executed and delivered to the Agent a Reaffirmation of Collateral Documents substantially in the form attached hereto as Exhibit B, together with each additional Collateral Document as may be required by the Agent or the Required Lenders. 4.5. Borrower and the Guarantors shall have delivered to the Agent certificates attaching resolution or other written actions approving this Amendment and the other documents required to be delivered under this Section 4 (collectively with this Amendment, the “Forbearance Documents”), together with such incumbency certificates and/or other certificates of an Authorized Officer of each Credit Party as the Agent may require evidencing the identity, authority and capacity of each Authorized Officer thereof to act as an Authorized Officer thereof in connection with this Amendment and the other Forbearance Documents to which such Credit Party is a party. 4.6. Borrower shall pay to the Agent, for the account of the Lenders that execute and deliver this Amendment (each a “Forbearance Signatory Lender”), a work fee in the aggregate amount of $263,875 (the “Work Fee”), with the Work Fee being

8 payable to each Forbearance Signatory Lender based on its respective pro rata share of the aggregate Commitments of all of the Forbearance Signatory Lenders. Section 5. Release, No Waiver, Representations, Warranties, Authority, No Adverse Claim, Covenant. 5.1. Release of Claims. Borrower and each other Credit Party, in each case for itself and on behalf of its legal representatives, successors, and assigns, hereby (a) expressly waives, releases, and relinquishes the Agent and the Lenders from any and all claims, offsets, defenses, affirmative defenses, and counterclaims of any kind or nature whatsoever that Borrower or such Credit Party or its representatives, successors, or assigns has asserted, or might assert, against the Agent and the Lenders (and each of their respective officers, employees, advisors, counsel and agents) with respect to the Obligations, the Credit Agreement (including as amended by this Amendment), and any other Loan Document, in each case arising on or before the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof, and (b) expressly covenants and agrees never to institute, cause to be instituted, or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Agent or the Lenders (or any of their respective officers, employees, advisors, counsel and agents) by reason of or in connection with any of the foregoing matters, claims, or causes of action. 5.2. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default, or event of default under any Security Agreement or other document held by the Lenders, whether or not known to the Lenders and whether or not existing on the date of this Amendment. 5.3. Reassertion of Representations and Warranties. Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) except as set forth in Section 3.1 of the Forbearance Agreement, as amended by this Amendment, all of the representations and warranties in the Credit Agreement are true, correct, and complete in all material respects, in each case as of the date hereof as though made on and as of such date, except (i) for changes permitted by the terms of the Credit Agreement and (ii) to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, (b) there will exist no Default or Event of Default under the Credit Amendment as amended by this Amendment on such date except for the Existing Events of Default, (c) Borrower and each Credit Party is entering into this Amendment freely and voluntarily with the advice of legal counsel of its own choosing, (d) Borrower and each Credit Party has freely and voluntarily agreed to the undertakings set forth in this Amendment, and (e) the terms and conditions of this Amendment do not pose a material hardship on Borrower or such Credit Party. 5.4. Authority, No Conflict, No Consent Required. Borrower represents and warrants that it and each Credit Party has the power, legal right, and authority to enter into this Amendment, and has duly authorized as appropriate the execution and delivery

9 of this Amendment and other agreements and documents executed and delivered by Borrower and any Credit Party in connection therewith by proper corporate or limited liability company action, and none of the foregoing contravenes or constitutes a default under any agreement, instrument, or indenture to which Borrower or any Credit Party is a party or a signatory, any provision of Borrower’s or any Credit Party’s organizational documents, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to Borrower or any Credit Party or any of its property except, if any, in favor of the Agent for the benefit of the Lenders. Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by Borrower or any Credit Party of this Amendment or the other agreements and documents executed and delivered by Borrower or any Credit Party in connection therewith or the performance of obligations of Borrower and any Credit Party therein described, except for those that Borrower or such Credit Party has obtained or provided and as to which Borrower or such Credit Party has delivered certified copies of documents evidencing each such action the Lenders. 5.5. No Adverse Claim. Borrower and each Credit Party warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give Borrower or such Credit Party a basis to assert a defense, offset, or counterclaim to any claim of the Lenders with respect to the Obligations. Section 6. Covenant to Pursue Full Repayment. Borrower acknowledges that the Lenders have informed Borrower that the Lenders are not required to extend the Forbearance Period but the Lenders may, in their sole discretion, decide to extend their forbearance if they deem it is in the Lenders’ best interest to do so. The further extension beyond the Forbearance Period, if any, by the Lenders shall only be effective if contained in a writing executed by the Lenders required pursuant to Section 8.3 of the Credit Agreement. From and after the Forbearance Termination Date, each of the Credit Parties hereby agree to cooperate with the Lenders to assist the Lenders in obtaining payment in full of the Obligations, including, without limitation, in any foreclosure of the Lenders’ liens on and security interests in the Collateral in accordance with the terms of the Loan Documents. Section 7. Affirmation of Credit Agreement, Further References, Affirmation of Liens. The Agent, the Lenders and Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment. Borrower confirms to the Agent and the Lenders that the Obligations are and continue to be secured by the Liens granted by Borrower in favor of the Agent for the benefit of the Lenders under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of Borrower and the Credit Parties under such documents and any and all other documents and agreements entered into with respect to the Obligations under the Credit Agreement are hereby ratified and affirmed in all respects by Borrower.

10 Section 8. Merger and Integration, Superseding Effect. This Amendment, on and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof. Section 9. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction. Section 10. Successors. This Amendment shall be binding upon the Credit Parties, the Agent, the Lenders, and their respective successors and assigns, and shall inure to the benefit of Borrower, the Agent, the Lenders and the successors and assigns of the Agent and the Lenders. Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment. Section 12. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document. Section 13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL LENDERS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page to Forbearance Agreement Extension and Third Amendment] REGIONS BANK, as a Lender By: Name: Taylor Cloud Title: Vice President 521 East Morehead Street, Suite 200 Charlotte, NC 28202 Telephone: (704) 941-6680 Attention: SNC Services FAX: (205) 261-7069 Email: sncservices@regions.com Attention: Doug Combs Telephone: (704) 941-6671

[Signature Page to Forbearance Agreement Extension and Third Amendment] MUFG UNION BANK, N.A., as a Lender By: Name: Charlie Corbisiero Title: Managing Director 445 S. Figueroa St., 16th Floor G16-110 Los Angeles, CA Attention: Omar Vega Telephone: (213) 236-4020 FAX: (213) 627-5582

[Signature Page to Forbearance Agreement Extension and Third Amendment] FIFTH THIRD BANK, as a Lender By: Name: Title: 222 S. Riverside Plaza, 30th Floor Chicago, IL 60606 Attention: Jim Scanlon Telephone: (312) 704-6923 FAX: (312) 704-4127 Attention: Jonathan A. Adams Telephone: (312) 704-6222 FAX: (312) 704-4127

A-1 EXHIBIT A TO FORBEARANCE AGREEMENT EXTENSION AND THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT FORM OF BORROWING NOTICE [attached.]

Week End Draw Requested:  __________________________ Date Prepared: _____________________________________ ('000s in USD) Max Availability & Draw Request Max Commitment 35,000$             Cumulative Borrowing as of [date of borrowing] Max Revolver Availability 35,000$             Draw Request Availability post Draw 35,000$             Revolver Balance post Draw ‐$                   [a] [1] Projected Net Borrowings ‐$                   Allowable 10% Variance ‐                    Total Allowed Borrowings ‐$                   [b] Pro Forma Revolver Compliance [b] is greater than [a]? Note: [1] Cash flow forecast delivered on 3/30/17 Cumulative Disbursement Covenant [date] [1] Disbursement Forecast  ‐$                   10% Cushion ‐                    Permitted Covenant Disbursements ‐$                   [a] [2] Actuals  ‐                    [b] Favorable / (Unfavorable) ‐$                   Disbursement Compliance [a] is greater than [b]? Note: [1] Cash flow forecast delivered on 3/30/17 [2] Cumulative disbursement actuals through previous week + current week forecast

B-1 EXHIBIT B TO FORBEARANCE AGREEMENT EXTENSION AND THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT REAFFIRMATION OF COLLATERAL DOCUMENTS Effective as of March [__], 2017 U.S. Bank National Association, as Agent 800 Nicollet Mall Minneapolis, MN 55402 Attn: James P. Cecil Re: Sixth Amended and Restated Guaranty dated as of September 24, 2015 (the “Guaranty”) and Sixth Amended and Restated Pledge and Security Agreement and Irrevocable Proxy dated as of September 24, 2015 (the “Security Agreement”), issued by the undersigned and certain other parties in favor of the Lenders (defined below) and U.S. Bank National Association, as agent for the Lenders (the “Agent”). The undersigned hereby acknowledge and affirm the terms of the Forbearance Agreement Extension and Third Amendment to Sixth Amended and Restated Credit Agreement (the “Amendment”) dated concurrently herewith by and between Roadrunner Transportation Systems, Inc. (the “Borrower”), the Agent, the lenders (the “Lenders”) party to the Credit Agreement (as defined in the Amendment), and certain other parties, and to the execution and delivery of the Amendment by the Borrower, agree that the obligations of the Borrower to the Agent and the Lenders under the Credit Agreement as amended by the Amendment are “Obligations” within the meaning of the Security Agreement and the Guaranty and such obligations are and continue to be secured by the security interest granted by each of the undersigned in the Security Agreement, agree to the releases set forth in Section 6.1 of the Amendment, and make representations and warranties set forth in Section 6.5 of the Amendment. All references to the “Credit Agreement” in the Guaranty and the Security Agreement shall constitute references to the Credit Agreement as amended by the Amendment, and as the same may be further amended, restated, or otherwise modified from time to time. The undersigned confirm to the Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Security Agreement and Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement, as modified by the Amendment, are hereby ratified and affirmed in all respects by the undersigned. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

B-2 IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Collateral Documents to be executed as of the date and year first above written. A&A EXPRESS, LLC A&A LOGISTICS, LLC ALPHA FREIGHT SYSTEMS, LLC ADRIAN CARRIERS, LLC ASCENT GLOBAL LOGISTICS HOLDINGS, INC. BEECH HILL ENTERPRISES, LLC BIG ROCK TRANSPORTATION, LLC CAPITAL TRANSPORTATION LOGISTICS, LLC CENTRAL CAL TRANSPORTATION, LLC COMBI MARITIME CORPORATION CONSOLIDATED TRANSPORTATION WORLD, LLC CTW TRANSPORT, LLC D&E TRANSPORT, LLC DIRECT CONNECTION TRANSPORTATION, LLC EXPEDITED FREIGHT SYSTEMS, LLC GREAT NORTHERN TRANSPORTATION SERVICES, LLC GROUP TRANSPORTATION SERVICES, INC. GWP LOGISTICS, LLC INTERNATIONAL TRANSPORTATION HOLDINGS, INC. ISI LOGISTICS, LLC ISI LOGISTICS SOUTH, LLC M. BRUENGER & CO., INC. THE MEADOWLARK GROUP, LLC MESCA FREIGHT SERVICES, LLC MORGAN SOUTHERN, INC. PRIME DISTRIBUTION SERVICES, INC. R & M TRANSPORTATION, LLC ROADRUNNER EQUIPMENT LEASING, LLC ROADRUNNER INTERMODAL SERVICES, LLC ROADRUNNER TRANSPORTATION SERVICES, INC. ROADRUNNER TRANSPORTATION SYSTEMS, INC. ROADRUNNER TRUCKLOAD HOLDINGS, LLC ROADRUNNER TRUCKLOAD AGENT INVESTMENT, INC. ROADRUNNER TRUCKLOAD, LLC ROADRUNNER TRUCKLOAD 2, LLC SARGENT TRUCKING, LLC SORTINO TRANSPORTATION, LLC STAGECOACH CARTAGE AND DISTRIBUTION, LLC UNITRANS, INC. UNITRANS INTERNATIONAL CORPORATION WANDO TRUCKING, LLC WORLD TRANSPORT SERVICES, LLC ACTIVE AERO GROUP, INC. EVERETT LOGISTICS, LLC MARISOL INTERNATIONAL, LLC RICH TRANSPORT, LLC USA JET AIRLINES, INC. ACTIVE AERO CHARTER, LLC ACTIVE AERO MOTOR CARRIER, LLC ACTIVE GLOBAL SOLUTIONS, LLC ACTIVE PTM, LLC By: ___________________________________ Name: Curtis W. Stoelting Title: Chief Operating Officer